EXHIBIT 10.3
                      AMENDMENT TO ASSET PURCHASE AGREEMENT
                       AMENDMENT TO EARNEST MONEY CONTRACT


         The parties to this Agreement ("Amendments") made this 4th day of August, 1997, are as follows:

         LARRY A. HOLMBERG ("Holmberg" under the Asset Purchase Agreement and "Seller" under the Earnest Money Contract); AMUSEMENT CENTER, INC., a Minnesota Corporation ("Amusement Center", and collectively referred to as "Seller" with BUNS & ROSES II, INC., under the Asset Purchase Agreement); "BUNS & ROSES II, INC., a Minnesota Corporation ("B&R II" and collectively referred to as "Seller" with Amusement Center, Inc., in the Asset Purchase Agreement); RICK'S CABARET INTERNATIONAL, INC., a Texas Corporation, ("Buyer" under the Asset Purchase Agreement; "Purchaser" under the Earnest Money Contract); and RCI ENTERTAINMENT (MINNESOTA), INC., a Minnesota Corporation ("RCI") a wholly owned subsidiary of Rick's Cabaret International, Inc., and its designee to acquire all of the assets under the Asset Purchase Agreement and Earnest Money Contract.

         WHEREAS, the various parties have entered into a certain Asset Purchase Agreement dated the 24th day of December, 1996, and a certain Earnest Money Contract dated the 24th day of December, 1996; and

         WHEREAS, the parties contemplated a combined closing under those Agreements on or about July 31, 1997, which combined closing did not occur; and

         WHEREAS, the parties desire to amend the Asset Purchase Agreement and the Earnest Money Contract provide for the subsequent combined closing.

         NOW, THEREFORE, in consideration of promises and mutual covenants contained herein, the parties agree as follows:

                                   ARTICLE I.
                            EXPLANATION OF AMENDMENTS

         A. The parties agree that the total Purchase Price of $3,000,000.00 remains unchanged. That all the terms and conditions of the original Asset Purchase Agreement and Earnest Money Contract shall be in full force and effect unless changed by these Amendments. These Amendments shall supersede and replace the terms of the Asset Purchase Agreement and Earnest Money Contract.

                  1.       The  downpayment,   however   allocated  between  the
                           Purchased Assets and the Property should be as follows:

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                           (i)      $50,000.00  to be dispersed  from the Escrow
                                    Agreement to Holmberg on the execution of these Amendments by all parties;

                           (ii) $150,000.00 to be paid to Holmberg at the time of Closing on the sale of Purchased Assets and Property;

                           (iii)    80,000  shares  of  common  stock of  Rick's
                                    Cabaret   International,   Inc.,  issued  to
                                    Holmberg at the time of Closing;

                           (iv) The total value of the downpayment shall be $300,000.00.

                  2. $200,000.00 of the purchase price shall be paid by Buyer's execution and delivery of a Promissory Note to be executed at Closing in the amount of $200,000.00 amortized over 18 months, bearing interest at the rate of 10% per annum payable in 17 equal monthly installments of principal and interest, and a final balloon payment due on the 18th monthly installment payment. The $200,000.00 Promissory Note will be secured by all the collateral securing any and all other indebtedness owned from the Buyer/Purchaser to any of the Sellers.

                  3. The remaining $2,500,000.00 of the purchase price shall be paid according to the terms of the Asset Purchase Agreement and Earnest Money Contract.

                  4. The allocation of the Purchase Price of the Purchased Assets shall be pursuant to an appraisal obtained, prior to closing, by the Buyer/Purchaser as allocated between the tangible personal property and goodwill. The allocation of the Purchase Price for the Property shall remain at $750,000.00.

                  5. The Closing, as contemplated by the parties, shall be on or before October 31, 1997.

                  6.       Following   the   execution   of  these   Amendments,
                           Buyer/Purchaser shall be permitted to commence construction or improvements of the building for dressing rooms in the basement and a kitchen on the ground floor following completion of the dressing rooms. All such construction and improvements shall be at the expense of Buyer/Purchaser and such constructions and improvements shall not commence until the Sellers have been provided with certificates of insurance providing general comprehensive liability insurance and coverage of not less than $1,000,000.00 per occurrence and per person and fire and extended coverages in an amount not less than $750,000.00. Such certificate shall be specified through all policies of insurance in effect and shall not be canceled except upon ten (10) days prior written notice to Sellers, and all policies of insurance shall name Sellers as an additional insured thereunder. Buyer/Purchaser shall obtain the consent of Holmberg for all such construction and improvements, which consent shall not unreasonably withheld. Prior to the beginning of any construction or improvements, Buyer/Purchaser shall establish an escrow construction fund and deposit all funds required to pay for the construction or improvements contemplated. Holmberg's written consent shall be required for any dispersements from the escrow account. Buyer/Purchaser shall produce appropriate lien waivers prior to dispersement.

         B. Nothing contained in these Amendments or the original Asset Purchase Agreement and Earnest Money Contract shall prevent the Buyer/Purchaser from prepaying any amount due thereunder; however, until all the obligations of Buyer/Purchaser to Seller are paid or performed according to the terms of the various Agreements, Buyer/Purchaser shall not be provided with any satisfaction, release, or termination of any and all mortgages, security agreements, and notes. It is further agreed that Buyer/Purchaser may not sell, assign, or transfer its interest (other than to RCI), and cannot dispose of any of the assets, other than in the ordinary course of business, without all of the obligations due to Sellers being performed or paid in full.

                                   ARTICLE II.
                     CHANGES IN THE ASSET PURCHASE AGREEMENT

         A. As set forth in Article I., of these Amendments the changes, additions, and deletions in the Asset Purchase Agreement dated December 24, 1996, are as follows:

                  1.       RCI, the wholly owned  subsidiary  of Rick's  Cabaret
                           International, Inc., shall be the "Buyer", and all the closing documents should be amended to reflect this change. Rick's Cabaret International, Inc., shall guarantee and remain liable for all the obligations of RCI.

                  2. 1.3(i) is amended to provide that the downpayment is changed as set forth in Article I. to provide for $50,000.00 Earnest Money at the time of execution of these Amendments as provided for in Article III. A.
                           2. (a); $150,000.00 payable by cashiers check, certified funds, or wire transfer at Closing; 80,000 shares of common stock of Rick's Cabaret International, Inc., with a value assigned to those shares of $100,000,00; and a note from Rick's Cabaret International, Inc., payable to Holmberg amortized and payable over 18 months, bearing interest at the rate of 10% per annum, with the first payment due 30 days after Closing.

                  3. 1.4 is deleted and replaced as follows: "In the event there is no Closing, based upon this Agreement or the Earnest Money Contract, being canceled or terminated by Buyer, Holmberg shall retain the $50,000.00 Earnest Money released and paid to Holmberg as liquidated damages, which shall be the sole and exclusive remedy of Holmberg, Amusement Center, and B&R II, except that the Seller shall not be required to reimburse Buyer/Purchaser for any remodeling done prior to Closing."

                  4.       1.6 shall be amended to read:

                                    "The Purchase Price of the Property shall be
                                    $750,000.00.   The  Purchase  Price  of  the
                                    Purchased Assets shall be allocated among the Purchased Assets in accordance with the schedule which shall be agreed upon and signed by all the parties prior to the Closing Date following an appraisal by the Buyer."

                  5. 3.1 is amended to refer to "Buyer" as Rick's Cabaret International, Inc., and a new sentence should be added identical to the first regarding RCI Entertainment (Minnesota), Inc., a Minnesota corporation.

                  6.       The following  statement should be added to Paragraph
                           4.1:

                           "Effective July 19, 1997, the City of Minneapolis approved an On-Sale Liquor Class A with Sunday Sales License."

                  7. Subparagraph (h) of Paragraph 5.1 should be amended to add the following:

                                     " . . .,  except  for  existing  litigation
                                     filed  by  Robert  W.  Sabes  and   Classic
                                     Affairs, Inc., or any other action filed by Sabes or a related party."

                  8. Subparagraphs (e), and (j) of Paragraph 5.2 shall be deleted.

                  9.       6.1 shall be deleted and replaced as follows:

                           "The Closing of the transactions provided for in this Agreement ("Closing") shall be held at the offices of Messerli & Kramer P.A., 1800 Fifth Street Towers, Minneapolis, Minnesota, 55402, commencing at 10:00 a.m. central daylight time on October 31, 1997, unless an earlier Closing date is requested by Buyer with at least five (5) business days written notice of such earlier date. The day on which the Closing occurs is referred to herein as the "Closing Date."

                  10. 6.4 is amended to delete Subparagraphs (a) and (b) and to relist Subparagraphs (c) through (h) as Subparagraphs (d) through (i). New Subparagraphs (a) through (c) are as follows:

                           (a) $150,000.00 payable by certified check, bank check, or "Fed Funds" wire transfer;

                           (b) Promissory Note from Rick's Cabaret International, Inc., in the amount of $200,000.00 in the form to be provided at Closing amortized and payable over 18 months, bearing interest at the rate of 10% per annum;

                           (c) 80,000 shares of common stock of Rick's Cabaret International, Inc., registered in the name of Holmberg;

                  11.      A new Paragraph 6.5 shall be added:

                           "6.5. HOLMBERG'S RIGHTS REGARDING THE COMMON STOCK. Holmberg shall have the right to demand sixty (60) days after the Closing Date of the Agreement that Rick's Cabaret International, Inc., file a Registration Statement of Form S-3 (or if S-3 is not available on any other available form) with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended ("the Act"), which, when effective, will permit the resale of the shares of common stock issued to Holmberg pursuant to this Agreement. Rick's Cabaret International, Inc., shall cause to be filed with the Commission, as soon as practical after demand is made by Holmberg, the Registration Statement and shall use its best efforts to cause the Registration Statement to become effective as soon thereafter as practical and will maintain such effectiveness for a period of one (1) year from the Closing Date.

                  12.      A new Paragraph 6.6 shall be added:

                           "6.6 FAILURE TO CLOSE. In the event that Buyer fails or refuses to close the transactions contemplated by this Agreement or the Earnest Money Contract, then Holmberg shall retain the $50,000.00 previously released and paid to Holmberg on August 4, 1997 as liquidated damages, which shall be the sole and exclusive remedy of Holmberg, Amusement Center and/or B & R II, except that Sellers shall not have to reimburse Buyer for any improvements made by Buyer to the Property before Closing. In the event that Holmberg, Amusement Center or B & R II fail or refuse to close the transactions contemplated by this Agreement or the Earnest Money Contract, then the Buyer shall have the right to seek relief available at law, and in addition to any other remedy available at law, to apply for and receive from a court of competent jurisdiction equitable relief by way of restraining order, injunction or otherwise, prohibitory or mandatory, to prevent a breach of the terms of this Agreement or the Earnest Money Contract, or by way of specific performance to enforce performance of the terms of this Agreement and the Earnest Money Contract, plus reimbursement for costs, including reasonable attorney's fees, incurred in the securing of such relief."

                  13.      9.16 is deleted in its entirety.

         B. Unless amended, added, or deleted by Article I. above or under this Article II., all the remaining terms and conditions of the Asset Purchase Agreement shall remain in full force and effect according to its terms.

                                  ARTICLE III.
                             EARNEST MONEY CONTRACT

         A. As set forth in Article I. of these Amendments, the changes, additions, and deletions in the Earnest Money Contract dated December 24, 1996, are as follows:

                  1. RCI, the wholly owned subsidiary of Rick's Cabaret International, Inc., shall be the "Purchaser", and all the closing documents should be amended to reflect this change. Rick's Cabaret International, Inc., shall guarantee and remain liable for all the obligations of RCI.
                  2. Subparagraphs 2.a. through c. are deleted and replaced as follows:

                           a. $50,000.00 earnest money previously paid to Seller; and

                           b. $700,000.00 by Purchaser executing two (2) Promissory Notes in the form attached as Exhibit C-1 in the amount of $200,000.00 from Rick's Cabaret International, Inc., and as Exhibit C-2 in the amount of $500,000.00 from RCI secured by a Combination Mortgage, Security Agreement and Fixture and Financing Statement in the form attached as Exhibit D, and UCC-2 Financing Statement in the form attached as Exhibit E. The Exhibit C-2
                                    Promissory    Note   and   all   the   other
                                    obligations of RCI shall be guaranteed by Rick's Cabaret International, Inc., in the form attached hereto as Exhibit F.

                  3. A new Paragraph 8. shall be added and old Paragraphs 8 through 22 shall be renumbered. New Paragraph 8. shall be as follows:

                           "8. REMODELING. The parties hereto agree that the Purchaser may commence remodeling of the real property after the execution of these Amendments and before the contemplated
                                    closing of October 31,  1997.  The  parties'
                                    agreement   to  allow  the   remodeling   to
                                    commence prior to closing on this Agreement shall be subject to the following:

                                    a.      The  remodeling  shall be limited to
                                            the  construction  or improvement to
                                            the dressing rooms in the basements,
                                            which shall be done first,  and then
                                            for the construction of a kitchen on
                                            the ground floor.

                                    b.      Purchaser  shall retain a Contractor
                                            licensed  to do business in the City
                                            of   Minneapolis    and   State   of
                                            Minnesota to perform the  remodeling
                                            work.  The  Contractor  shall secure
                                            any     necessary     permits    and
                                            inspections necessary for the proper
                                            completion of the work.

                                    c.      All   plans    and    specifications
                                            relating to the remodeling  shall be
                                            approved in writing by Seller  prior
                                            to any  work  being  commenced.  Any
                                            material  change or  modification to
                                            those plans and specifications shall
                                            also  be   approved  in  writing  by
                                            Seller.  Seller's  approval will not
                                            be unreasonably withheld.

                                    d.      The Contractor  shall provide a firm
                                            bid  for  the  remodeling  prior  to
                                            construction  and any changes to the
                                            bid  shall  be in  writing  from the
                                            Contractor,  which  will  include  a
                                            sworn construction statement listing
                                            subcontractors and materialmen.

                                    e.      Purchaser  agrees to  deposit  funds
                                            equal   to   the   amount   of   the
                                            remodeling  costs  as set  forth  in
                                            Contractor's    firm   bid   in   an
                                            interest-bearing    escrow   account
                                            requiring  two  signatures,  one  by
                                            Seller and one by Purchaser.  Seller
                                            agrees to sign  checks  to  disburse
                                            funds  from  that   escrow   account
                                            directly   to   Contractor    and/or
                                            Subcontractors  in exchange for full
                                            or partial  mechanic's  lien waivers
                                            from        Contractor        and/or
                                            Subcontractors. Purchaser shall also
                                            sign those checks.  Seller agrees to
                                            cooperate    with    Purchaser    in
                                            disbursing    reasonable    progress
                                            payments  to  Contractor  based upon
                                            Contractor's   completion  of  work.
                                            Seller   may  use  those   funds  to
                                            discharge any mechanic's liens filed
                                            against the real  property  relating
                                            to remodeling work done by Purchaser
                                            by paying them into Hennepin  County
                                            District Court for that purpose,  or
                                            if  Purchaser  does not  dispute the
                                            mechanic's  lien  claim,  by  paying
                                            them directly
                                            to Contractor  and/or  Subcontractor
                                            for  a   mechanic's   lien   waiver.
                                            Purchaser   agrees  to  execute  the
                                            checks  necessary to accomplish  the
                                            above. Prior to or contemporaneously
                                            with  the  release  of  all  of  the
                                            escrowed  funds  to the  Contractor,
                                            Contractor   shall  provide  a  full
                                            mechanic's  lien  waiver from itself
                                            and    its     subcontractors    and
                                            materialmen to Seller and Purchaser.

                                    f.      Contractor    shall   carry   public
                                            liability  insurance covering claims
                                            for  injury,   wrongful   death,  or
                                            property damage, covering the period
                                            of  construction in an amount of not
                                            less    than    $1,000,000.00    per
                                            occurrence  and  in  the  amount  of
                                            $750,000.00   for  property   damage
                                            insurance.   Contractor  shall  also
                                            carry,    during   the   period   of
                                            construction,     builder's     risk
                                            insurance   on   the    improvements
                                            against loss or damage by vandalism,
                                            malicious    mischief,    fire   and
                                            extended  insurance  coverage.  Said
                                            insurance  shall name  Purchaser and
                                            Seller and its  Mortgagees,  if any,
                                            as loss payees  under the policy and
                                            provide  that no act or  omission of
                                            Contractor  shall operate to deny or
                                            limit coverage to Purchaser, Seller,
                                            and/or   Seller's   Mortgagee.   The
                                            policy  shall  be in an  amount  not
                                            less than the full replacement value
                                            of the  improvements.  Prior  to the
                                            commencement   of  the   remodeling,
                                            Contractor  shall  deliver to Seller
                                            and   Purchaser    certificates   of
                                            liability   and    builder's    risk
                                            insurance required herein.

                                    g.      In  the  event   that  there  is  no
                                            Closing,   Seller   shall   not   be
                                            required to reimburse  Purchaser for
                                            any   remodeling   done   prior   to
                                            Closing,  and Purchaser shall remain
                                            liable  to  Seller  for  any  unpaid
                                            remodeling costs.


                           4. The following sentence shall be added to Paragraph 11 (old Paragraph 10):

                                    "Until all the  obligation of Rick's Cabaret
                                    International,  Inc.,  and RCI to  Seller or
                                    Holmberg under the Asset Purchase Agreement or Earnest Money Contract are completed, Purchasers will not receive a satisfaction of the Exhibit D, Mortgage or termination of the Exhibit E., Financing Statement."

                           5. Paragraph 20 (old Paragraph 19) shall be deleted and replaced as follows:

                                    "REMEDIES.   If  Seller   defaults   in  the
                                    performance  of this Agreement and Purchaser
                                    does not terminate  this  Agreement,  Seller
                                    acknowledges that the Property is unique and
                                    that money damages to Purchaser in the event
                                    of  default   by  Seller   are   inadequate.
                                    Accordingly,  Purchaser shall have the right
                                    to seek any other  relief  available at law,
                                    and  in   addition   to  any  other   remedy
                                    available  at  law,  to  apply  for  and  to
                                    receive    from   a   court   of   competent
                                    jurisdiction  equitable  relief  by  way  of
                                    restraining order,  injunction or otherwise,
                                    prohibitory  or  mandatory,   to  prevent  a
                                    breach of the terms of this Agreement, or by
                                    way  of  specific   performance  to  enforce
                                    performance of the terms of this  Agreement,
                                    or by way or specific performance to enforce
                                    performance  of the terms of this  Agreement
                                    or rescission, plus reimbursement for costs,
                                    including   reasonable    attorneys'   fees,
                                    incurred  in the  securing  of such  relief.
                                    This right to equitable  relief shall not be
                                    construed  to be in lieu  of or to  preclude
                                    Purchaser's  right to seek a remedy  at law.
                                    If Purchaser  defaults in the performance of
                                    this Agreement,  Seller's sole and exclusive
                                    remedy  shall be to  retain  the  $50,000.00
                                    Earnest Money released and paid to him as liquidated damages except that Seller shall not be required to reimburse Purchaser for any remodeling done prior to Closing."

         B. To the extent that these Amendments to the Asset Purchase Agreement and Earnest Money Contract cause any change, addition, or deletion to any of the Exhibits herein, then the parties agree that such Exhibits shall be modified prior to Closing to conform to these Amendments.

         C. Unless amended, added, or deleted by Article I. above or under this Article III., all the remaining terms and conditions of the Earnest Money Contract shall remain in full force and effect according to its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and these Amendments as of date first above written.


SELLERS:                               BUYER/PURCHASER

AMUSEMENT CENTER, INC.                 RICK'S CABARET INTERNATIONAL, INC.

By /s/ LARRY A. HOLMBERG                      By /s/ ROBERT L. WATTERS
   ---------------------                         ---------------------
       Larry A. Holmberg                             Robert L. Watters
       President                                     President



BUNS & ROSES, INC.                            RCI ENTERTAINMENT (MINNESOTA) INC.

By /s/ LARRY A. HOLMBERG                      By /s/ ROBERT L. WATTERS
   ---------------------                         ---------------------
       Larry A. Holmberg                             Robert L. Watters
       President                                     President




       /s/ LARRY A. HOLMBERG
       ---------------------
           Larry A. Holmberg
           Individually